UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):
                        August 24, 2004 (August 24, 2004)


                            CSX TRANSPORTATION, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Virginia
                 (State or Other Jurisdiction of Incorporation)

         1-3359                                            54-6000720
(Commission File Number)                       (IRS Employer Identification No.)

 500 Water Street, Jacksonville, Florida                     32202
(Address of Principal Executive Offices)                   (Zip Code)


                                 (904) 359-3100
               Registrant's telephone number, including area code

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            SECTION 8 - OTHER EVENTS

ITEM 8.01.        OTHER EVENTS.

         On August 24, 2004, CSX Transportation, Inc. ("CSXT") issued a press release, attached hereto as Exhibit 99.1, announcing the results of the offer to exchange new unsecured debt securities of CSXT and Norfolk Southern Railway Company ("NSR") and cash for existing unsecured debt securities of Consolidated Rail Corporation ("Conrail") and the related consent solicitation as well as Conrail's consent solicitation with respect to Conrail's secured debt securities.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

Exhibit No.        Description
-----------        -----------

   99.1 CSX Transportation, Inc. and Norfolk Southern Railway Company Joint Press Release, dated August 24, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CSX TRANSPORTATION, INC.
                                            (Registrant)


                                     By:  /s/  Peter K. Mills
                                          --------------------------------------
                                       Name:   Peter K. Mills
                                      Title:   Vice President Finance-Operations

Date:  August 24, 2004

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



                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

   99.1 CSX Transportation, Inc. and Norfolk Southern Railway Company Joint Press Release, dated August 24, 2004.

                                        4